UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2011

3D SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34220	95-4431352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 Three D Systems Circle Rock Hill, SC	29730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (803) 326-3900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

The Board of Directors of the Registrant voted to accelerate the final expiration date of the purchase rights issued under the Company’s Rights Agreement, dated as of December 9, 2008, between the Registrant and Computershare Trust Company, N.A., as the Rights Agent (the “Rights Agreement”).  Under the terms of the amendment, the purchase rights expired at the close of business on November 14, 2011, rather than on December 22, 2011, as initially provided under the Rights Agreement.  The Rights Agreement terminated upon the expiration of the purchase rights.  A copy of the amendment to the Rights Agreement is attached to this Form 8-K as Exhibit 4.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the matters discussed in Item 3.03 above, on November 14, 2011, the Board of Directors of the Registrant approved an amendment to the Registrant’s Certificate of Incorporation for the purposes of eliminating all matters set forth in the Certificate of Designations of Rights, Preferences and Privileges of Series A Preferred Stock filed with the Secretary of State of Delaware on December 9, 2008 with respect to the Series A Preferred Stock, par value $0.001 per share, of the Registrant.  A copy of the Certificate of Elimination of Series A Preferred Stock of 3D Systems Corporation is furnished herewith as Exhibit 3.1 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

In connection with the matters discussed in Item 3.03 above, on November 15, 2011, the Registrant issued a press release announcing the termination of the Rights Agreement.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.  The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by the Registrant under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Elimination of Series A Preferred Stock of the Registrant

4.1	First Amendment to Rights Agreement, dated as of December 9, 2008, between the Registrant and Computershare Trust Company, N.A.

99.1	Press Release dated November 15, 2011 issued by the Registrant announcing change in expiration date of Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION
Date: November 15, 2011
/s/ ROBERT M. GRACE, JR.
(Signature)
Name: Robert M. Grace, Jr.
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Certificate of Elimination of Series A Preferred Stock of the Registrant
4.1	First Amendment to Rights Agreement, dated as of December 9, 2008, between the Registrant and Computershare Trust Company, N.A.
99.1	Press Release dated November 15, 2011 issued by the Registrant announcing change in expiration date of Rights Agreement